                           DECRANE AIRCRAFT HOLDINGS, INC.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The Pro Forma Condensed Consolidated Financial Information should be read in conjunction with: (i) the Company's audited consolidated financial statements and notes thereto, and the unaudited pro forma financial data for the year ended December 31, 1996, which are included in the Company's Prospectus dated April 16, 1997 issued in connection with its initial public offering of common stock (as previously filed as Exhibit 20.1 to the Form 10-Q for the quarter ended March 31, 1997); and (ii) the Company's Form 10-Q for the quarter ended September 30, 1997.

     The following Unaudited Pro Forma Condensed Consolidated Financial Information is based on the historical consolidated financial statements of the Company, adjusted to present the unaudited pro forma condensed consolidated results of operations of the Company as if the following transactions had occurred on January 1, 1996: (i) the acquisition of Audio International, Inc. ("Audio International") for $24,726,000 in cash, including $726,000 of acquisition related expenses; (ii) the Minority Interest and ADS Acquisitions, as described in the Company's Prospectus; (iii) the Recapitalization, as described in the Company's Prospectus; and (iv) the sale by the Company of 2,700,000 shares of Common Stock in the Offering and the application of the net proceeds therefrom as set forth under "Use of Proceeds" in the Prospectus. The unaudited pro forma condensed consolidated balance sheet reflects the acquisition of Audio International on a pro forma basis as if the acquisition had occurred on September 30, 1997.

     The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 reflects the unaudited historical consolidated financial statements of the Company, adjusted to reflect: (i) the pro forma effect of the Recapitalization and the Offering; and (ii) the combination, with appropriate adjustments, of the unaudited consolidated financial statements of Audio International nine months ended September 30, 1997 (the "1997 Acquisition").

     The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1996 reflects the audited historical consolidated financial statements of the Company, adjusted to reflect: (i) the combination, with appropriate adjustments, of the unaudited financial statements of ADS for the period from January 1 through September 18, 1996, the date on which it was acquired and the Minority Interest Acquisition (the "1996 Acquisitions"); (ii) the pro forma effect of the Recapitalization and the Offering; and (iii) the combination, with appropriate adjustments, of the audited consolidated financial statements of Audio International for the year ended December 31, 1996 (the "1997 Acquisition").

     The Company believes the Unaudited Pro Forma Condensed Consolidated Financial Information contains all adjustments necessary for a fair presentation of the above described transactions. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. With respect to the Audio International pro forma acquisition adjustments described in the accompanying notes, the allocation of the purchase price is preliminary and subject to final determination by the Company. The pro forma acquisition adjustments also exclude the effect of contingent consideration aggregating a maximum $6,000,000 payable over two years based on future attainment of defined performance criteria. The Unaudited Pro Forma Condensed Consolidated Financial Information is presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have occurred had the transactions been consummated on the dates indicated, or that may be obtained in future periods.

                           DECRANE AIRCRAFT HOLDINGS, INC.

                            UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED STATEMENT OF OPERATIONS

                         NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)



                                                                                         1997 Acquisition
                                         DeCrane                                    ----------------------------
                                         Aircraft                                       Audio
                                         Holdings,       Offering                   International,   Acquisition     Pro Forma
                                           Inc.        Adjustments     Pro Forma         Inc.        Adjustments    as Adjusted
                                       ------------    ------------   ------------  --------------  ------------    -----------

Revenues                                 $  80,887      $    --        $  80,887      $  11,162      $    --        $  92,049

 Cost of sales                              60,518           --           60,518          6,180             54  (6)    66,752
                                         ---------      ---------      ---------      ---------      ---------      ---------
 Gross profit (loss)                        20,369           --           20,369          4,982            (54)        25,297

Selling, general and
  administrative expenses                   11,012            100  (2)    11,112          3,230            (76) (7)    14,266
Amortization of intangible assets              616           --              616           --              492  (8)     1,108
                                         ---------      ---------      ---------      ---------      ---------      ---------
Operating income (loss)                      8,741           (100)         8,641          1,752           (470)         9,923

Interest expense                             2,598         (1,528)(3)      1,070           --            1,463  (9)     2,533
Other expenses                                 388           --              388              2           --              390
                                         ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) before provision
  (benefit) for income taxes                 5,755          1,428          7,183          1,750         (1,933)         7,000

Provision (benefit) for income taxes         2,191            528  (4)     2,719            624           (606) (10)    2,737
                                         ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) (1)                        $   3,564      $     900      $   4,464      $   1,126      $  (1,327)     $   4,263
                                         ---------      ---------      ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) applicable to
  common stockholders (1)                $     919      $   3,545  (5)$   4,464       $   1,126      $  (1,327)     $   4,263
                                         ---------      ---------      ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------      ---------      ---------



Income (loss) per share (1)
  Pro forma for the Recapitalization     $    0.77  (11)               $    --                                      $    --
  Pro forma for the Recapitalization
    and the Offering                          --                            0.79  (12)                                   --
  Pro forma as adjusted                       --                            --                                           0.75 (13)


Weighted average number of
  common shares outstanding
    Pro forma for the Recapitalization       4,617  (11)                    --                                           --
    Pro forma for the Recapitalization
      and the Offering                        --                           5,648  (12)                                   --
    Pro forma as adjusted                     --                            --                                          5,648 (13)





             The accompanying notes are an integral part of the Unaudited
               Pro Forma Condensed Consolidated Financial Information.

                           DECRANE AIRCRAFT HOLDINGS, INC.

                            UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED STATEMENT OF OPERATIONS

                             YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                                         1996 Acquisitions
                               DeCrane           ---------------------------------
                               Aircraft            Aerospace
                               Holdings,            Display           Acquisition          Offering
                                 Inc.               Systems           Adjustments        Adjustments
                             ------------        -------------       -------------       ------------

Revenues                      $   65,099          $    7,706          $     --            $     --

Cost of sales                     49,392               4,855                 284  (14)          --
                              ----------          ----------          ----------          ----------

Gross profit (loss)               15,707               2,851                (284)               --

Selling, general and
  administrative expenses         10,904               1,286                (203) (14)           200  (14)
Amortization of
  intangible assets                  709                --                   214  (14)          --
Gain on litigation settlement       (157)               --                  --                  --
                              ----------          ----------          ----------          ----------

Operating income (loss)            4,251               1,565                (295)               (200)

Interest expense                   4,248                  52               1,125  (14)        (4,639) (14)
Other expenses (income)              108                --                   (89) (14)          --
                              ----------          ----------          ----------          ----------

Income (loss) before provision
  (benefit) for income taxes        (105)              1,513              (1,331)              4,439

Provision (benefit) for
  income taxes                       712                 615                (777) (14)         1,377  (15)
                              ----------          ----------          ----------          ----------
Income (loss) (1)             $     (817)         $      898          $     (554)         $    3,062
                              ----------          ----------          ----------          ----------
                              ----------          ----------          ----------          ----------


Income (loss) applicable to
  common stockholders (1)     $   (6,357)         $      898          $     (554)         $    8,602  (5)
                              ----------          ----------          ----------          ----------
                              ----------          ----------          ----------          ----------



Income (loss) per share (1)
    Pro forma for the
      Recapitalization        $    (0.31) (14)
    Pro forma for the
      Recapitalization,
      1996 Acquisitions and
      the Offering                  --
  Pro forma as adjusted             --


Weighted average number of
  common shares outstanding
    Pro forma for the
      Recapitalization             2,659  (14)
    Pro forma for the
      Recapitalization,
      1996 Acquisitions and
      the Offering                  --
  Pro forma as adjusted             --

                                                        1997 Acquisition
                                                ---------------------------------
                                                     Audio
                                                International,        Acquisition          Pro Forma
                               Pro Forma              Inc.            Adjustments         as Adjusted
                            --------------       -------------       -------------       -------------

Revenues                      $   72,805          $   10,134          $     --            $   82,939

Cost of sales                     54,531               4,667                 141  (6)         59,339
                              ----------          ----------          ----------          ----------

Gross profit (loss)               18,274               5,467                (141)             23,600

Selling, general and
  administrative expenses         12,187               2,926                  45  (7)         15,158
Amortization of
  intangible assets                  923                --                   657  (8)          1,580
Gain on litigation settlement       (157)               --                  --                  (157)
                              ----------          ----------          ----------          ----------

Operating income (loss)            5,321               2,541                (843)              7,019

Interest expense                     786                  13               1,850  (9)          2,649
Other expenses (income)               19                 (16)               --                     3
                              ----------          ----------          ----------          ----------

Income (loss) before provision
  (benefit) for income taxes       4,516               2,544              (2,693)              4,367

Provision (benefit) for
  income taxes                     1,927                 926                (734) (10)         2,119
                              ----------          ----------          ----------          ----------
Income (loss) (1)             $    2,589          $    1,618          $   (1,959)         $    2,248
                              ----------          ----------          ----------          ----------
                              ----------          ----------          ----------          ----------


Income (loss) applicable to
  common stockholders (1)     $    2,589          $    1,618          $   (1,959)         $    2,248
                              ----------          ----------          ----------          ----------
                              ----------          ----------          ----------          ----------


Income (loss) per share (1)
    Pro forma for the
      Recapitalization        $     --                                                    $     --
    Pro forma for the
      Recapitalization,
      1996 Acquisitions and
      the Offering                  0.46  (12)                                                  --
  Pro forma as adjusted             --                                                          0.40  (13)


Weighted average number of
  common shares outstanding
    Pro forma for the
      Recapitalization              --                                                          --
    Pro forma for the
      Recapitalization,
      1996 Acquisitions and
      the Offering                 5,613  (12)                                                  --
  Pro forma as adjusted             --                                                         5,613  (13)


             The accompanying notes are an integral part of the Unaudited
               Pro Forma Condensed Consolidated Financial Information.

                           DECRANE AIRCRAFT HOLDINGS, INC.

                            UNAUDITED PRO FORMA CONDENSED
                              CONSOLIDATED BALANCE SHEET

                                  SEPTEMBER 30, 1997
                                    (IN THOUSANDS)



                                                                                   1997 Acquisition
                                                        DeCrane           ---------------------------------
                                                        Aircraft              Audio
                                                        Holdings,         International,       Acquisition          Pro Forma
                                                          Inc.                Inc.             Adjustments         as Adjusted
                                                       ----------         --------------      -------------        -----------

ASSETS
Current assets
  Cash and cash equivalents                            $      339          $      778          $     --            $    1,117
  Accounts receivable, net                                 15,368               2,526                --                17,894
  Inventories                                              22,046               1,538                --                23,584
  Prepaid expenses and other current assets                   874                 360                --                 1,234
                                                       ----------          ----------          ----------          ----------

      Total current assets                                 38,627               5,202                --                43,829

Property and equipment, net                                12,245               1,538                 499  (16)        14,282
Other assets, principally intangibles, net                 19,773                 101              19,697  (17)        39,571
                                                       ----------          ----------          ----------          ----------

      Total assets                                     $   70,645          $    6,841          $   20,196          $   97,682
                                                       ----------          ----------          ----------          ----------
                                                       ----------          ----------          ----------          ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings                                $      723          $     --            $     --            $      723
  Current portion of long-term debt                           946                --                  --                   946
  Accounts payable                                          8,053                 272                --                 8,325
  Accrued expenses                                          5,666                 785                --                 6,451
  Income taxes payable                                        910                 471                --                 1,381
                                                       ----------          ----------          ----------          ----------

      Total current liabilities                            16,298               1,528                --                17,826

Long-term liabilities
  Long-term obligations                                    12,667                 747           24,726(18)             38,140
  Deferred income taxes                                     3,826                  36                --                 3,862
  Minority interest                                            65                --                  --                    65
                                                       ----------          ----------          ----------          ----------

      Total long-term liabilities                          16,558                 783              24,726              42,067

Stockholders' equity
  Common stock                                                 53                --                  --                    53
  Additional paid-in capital                               50,390                 691                (691)(19)         50,390
  Retained earnings (deficit)                             (12,525)              3,839              (3,839)(19)        (12,525)
  Foreign currency translation adjustment                    (129)               --                  --                  (129)
                                                       ----------          ----------          ----------          ----------

      Total stockholders' equity                           37,789               4,530              (4,530)             37,789
                                                       ----------          ----------          ----------          ----------

      Total liabilities and stockholders' equity       $   70,645          $    6,841          $   20,196          $   97,682
                                                       ----------          ----------          ----------          ----------
                                                       ----------          ----------          ----------          ----------

             The accompanying notes are an integral part of the Unaudited
               Pro Forma Condensed Consolidated Financial Information.

                           DECRANE AIRCRAFT HOLDINGS, INC.

      NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(1) Reflects income (loss) before an extraordinary charge incurred as a result of the debt repayment with the net proceeds from the Offering as described in the Company's Form 10-Q for the quarter ended September 30, 1997.

(2) Represents incremental general and administrative expenses associated with regulatory compliance requirements including listing, registrar and transfer agent fees, quarterly and annual report and proxy statement preparation and distribution expenses, legal and accounting fees and director and officers' liability insurance premiums.

(3) Represents a decrease in interest expense to reflect the sale by the Company of 2,700,000 shares of common stock in the Offering and the application of the net proceeds therefrom as described in the Prospectus.

(4) Represents an increase in the provision for income taxes resulting from an increase in pro forma taxable income.

(5) Reflects the elimination of preferred stock dividends and adjustment of redemption value of the mandatorily redeemable common stock warrants as a result of the Recapitalization and the Offering as described in the Company's Form 10-Q for the quarter ended September 30, 1997 and in "Unaudited Pro Forma Consolidated Financial Data" in the Prospectus.

(6) For the nine months ended September 30, 1997, represents an increase in depreciation expense to reflect a $499,000 increase in the fair value of assets acquired.

      For the year ended December 31, 1996, represents: (i) an increase of $69,000 to conform the expense classification used in the December 31, 1996 audited financial statements to the expense classification used by the Company in presenting the statement of operations for the nine months ended September 30, 1997; and (ii) a $72,000 increase in depreciation expense to reflect a $499,000 increase in the fair value of assets acquired.

(7) For the nine months ended September 30, 1997, represents: (i) a $18,000 increase in depreciation expense to reflect a $499,000 increase in the fair value of assets acquired; and (ii) a $94,000 net decrease in compensation expense attributable to the resignation of one former stockholder of Audio International as of the acquisition date, offset by an increase in compensation for the two remaining former shareholders of Audio International pursuant to employment agreements entered into with the Company.

      For the year ended December 31, 1996, represents: (i) an decrease of $69,000 to conform the expense classification used in the December 31, 1996 audited financial statements to the expense classification used by the Company in presenting the statement of operations for the nine months ended September 30, 1997; (ii) a $24,000 increase in depreciation expense to reflect a $499,000 increase in the fair value of assets acquired; and
      (iii) a $90,000 net increase in compensation expense attributable to an increase in compensation for two former shareholders of Audio International pursuant to employment agreements entered into with the Company, offset by a decrease in compensation attributable to the resignation of the third former stockholder of Audio International as of the acquisition date.

(8) Represents increases in amortization expense resulting from the amortization of $19,967,000 of goodwill related to the acquisition on a straight-line basis over 30 years.

(9) Represents increases in interest expense resulting from the revolving line of credit indebtedness incurred to finance the acquisition.

(10) Represents decreases in the provision for income taxes as a result of decreases in pro forma taxable income.

                           DECRANE AIRCRAFT HOLDINGS, INC.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                          FINANCIAL INFORMATION (CONTINUED)

(11) Reflects the Recapitalization as described in the Company's Form 10-Q for the quarter ended September 30, 1997.

(12) For the nine months ended September 30, 1997, reflects the Recapitalization, adjusted on a pro forma basis for the Offering.

      For the year ended December 31, 1996, reflects the Recapitalization, adjusted on a pro forma basis for 1996 Acquisitions and the Offering.

      Both periods also reflect 50,743 additional common shares issued to two stockholders during the fourth quarter of 1997 to settle their asserted claim that they were entitled to additional shares pursuant to certain anti-dilution provisions as described in the Company's Form 10-Q for the quarter ended September 30, 1997.

(13) For the nine months ended September 30, 1997, reflects the Recapitalization, adjusted on a pro forma basis for the Offering as described in the Company's Form 10-Q for the quarter ended September 30, 1997 and the acquisition of Audio International.

      For the year ended December 31, 1996, reflects the Recapitalization, adjusted on a pro forma basis for the 1996 Acquisitions and the Offering as described in the Company's Form 10-Q for the quarter ended September 30, 1997 and the acquisition of Audio International.

      Both periods also reflect 50,743 additional common shares issued to two stockholders during the fourth quarter of 1997 to settle their asserted claim that they were entitled to additional shares pursuant to certain anti-dilution provisions as described in the Company's Form 10-Q for the quarter ended September 30, 1997.

(14) As described in "Unaudited Pro Forma Consolidated Financial Data" in the Prospectus.

(15) Represents an increase in the provision for income taxes resulting from an increase in pro forma taxable income, net of a partial utilization of net operating loss carryforwards.

      Subsequent to consummation of the Offering, the Company determined that the amount of loss carryforwards that may be utilized in each period is subject to limitations because of the occurrence of a change in control of the Company, as defined in the Internal Revenue Code. A change of control occurred during 1996 as a result of certain equity transactions and upon consummation of the Offering in 1997. The tax provision in this pro forma reflects the limitation of the utilization of net operating loss carryforwards.

(16)  Represents an increase to fair value of the assets acquired.

(17) The total purchase price paid at closing was $24,726,000 in cash, including and estimated $726,000 in acquisition related costs. The acquisition is accounted for as a purchase and the difference between the purchase price and the fair value of the net assets acquired is recorded as goodwill and will be amortized over 30 years. Goodwill excludes contingent consideration aggregating a maximum of $6,000,000 payable over two years based on future attainment of defined performance criteria. The amount of contingent consideration paid in the future, if any, will increase goodwill and will be amortized prospectively over the remaining period of the initial 30-year term.

(18) Represents borrowings under the Company's revolving line of credit to fund the acquisition.

(19)  Represents the elimination of net equity as of the acquisition date.